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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 033-52877) pertaining to the Arkansas Best 401(k) Savings Plan of our report dated May 16, 2003, with respect to the financial statements and schedule of the Arkansas Best 401(k) Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.



Ernst & Young LLP
Little Rock, Arkansas
June 24, 2003




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